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                                                        EXHIBIT 20(c)
                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B
              As of and for the year ended September 30, 2000

Investor Allocation Percentage                          98.00%
Principal Distributions
Class A1                                       335,000,000.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     335,000,000.00

Principal Allocations
Class A1                                       293,716,701.03
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     293,716,701.03

Interest Distributions
Class A1                                        19,416,041.68
Class A2                                        31,337,499.99
Class A3                                         5,301,999.99
Class B                                          4,685,739.00
                                             ----------------
     Total                                      60,741,280.66

Interest Allocations
Class A1                                        17,922,500.04
Class A2                                        31,337,499.96
Class A3                                         5,301,999.96
Class B                                          4,685,739.00
                                             ----------------
     Total                                      59,247,738.96

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                         2,611,458.33
Class A3                                           441,833.33
Class B                                            390,478.25
                                             ----------------
     Total                                       3,443,769.91

Outstanding Principal Balance
Class A1                                                 0.00
Class A2                                       575,000,000.00
Class A3                                        96,400,000.00
Class B                                         71,538,000.00
                                             ----------------
     Total                                     742,938,000.00
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                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B
              As of and for the year ended September 30, 2000

Reimbursed Loss Amounts
Class A1                                         1,160,539.92
Class A2                                         4,097,404.13
Class A3                                           686,923.09
Class B                                            509,790.94
                                             ----------------
     Total                                       6,454,658.08

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                         1,425,057.30
Class A2                                         5,958,546.11
Class A3                                           998,908.27
Class B                                            741,368.73
                                             ----------------
     Total                                       9,123,880.41

Distributions To Transferor                      9,678,958.22
Allocations To Transferor                                0.00
Aggregate Net Investment Value                 782,160,791.21
Payments Ahead                                   2,769,485.20
Change in Payments Ahead from the
     previous year - increase/(decrease)            (7,770.61)
Servicer Advances                                3,295,550.02
Change in Servicer Advance from the
     previous year - increase/(decrease)            84,905.26

Reserve Fund                                   105,923,937.46
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00
Maturity Advances Outstanding                   20,962,803.90